UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2021

Torchlight Energy Resources, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36247	74-3237581
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5700 W. Plano Parkway, Suite 3600
Plano, Texas 75093
(Address of principal executive offices)

Telephone – (214) 432-8002

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	TRCH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 8, 2021, Torchlight Energy Resources, Inc. (“Torchlight”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Roth Capital Partners, LLC (the “Underwriter”), relating to the issuance and sale in an underwritten public offering of 20,000,000 shares of Torchlight’s common stock, par value $0.001 per share (the “Common Stock”). The public offering price for each share of Common Stock is $1.20.

The Underwriter will purchase the shares of Common Stock from Torchlight at a price of $1.122 per share, representing a 6.5% discount from the public offering price. The Underwriter is acting as the sole manager for the offering.

The Underwriting Agreement contains customary representations, warranties and agreements by Torchlight, customary conditions to closing, indemnification obligations of Torchlight and the Underwriter, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties.

Pursuant to the Underwriting Agreement, and subject to certain exceptions, Torchlight has agreed not to offer or sell any Common Stock or securities convertible into or exchangeable or exercisable for Common Stock for a period of 60 days after the date of the Underwriting Agreement, and Torchlight’s directors and officers have agreed not to sell or otherwise dispose of any Common Stock until the earlier of (i) the date that is 90 days after the date of the final prospectus used to sell the Common Stock in the offering and (ii) the date on which such individual ceases to serve as a director or executive officer of Torchlight, in each case without first obtaining the written consent of the Underwriter.

The Common Stock is being offered and sold pursuant to Torchlight’s effective registration statement on Form S-3 (File No. 333-249062) filed with the Securities and Exchange Commission (the “SEC”) on September 25, 2020 and declared effective by the SEC on October 8, 2020, the accompanying prospectus contained therein, and a prospectus supplement filed with the SEC relating to the offering. A copy of the opinion of Axelrod & Smith relating to the legality of the issuance and sale of the shares of Common Stock in the offering is attached as Exhibit 5.1 hereto.

The net proceeds to Torchlight from the sale of the shares of Common Stock are expected to be approximately $22.3 million, after deducting underwriting discounts and commissions and other estimated offering expenses payable by Torchlight, assuming no exercise by the Underwriter of the 30-day over-allotment option that Torchlight has granted it under the terms of the Underwriting Agreement to purchase up to an additional 3,000,000 shares of Common Stock to cover over-allotments, if any. The offering is expected to close on or about February 10, 2021, subject to customary closing conditions.

The offering is intended to constitute the pre-closing financing required pursuant to the Arrangement Agreement, dated as of December 14, 2020, by and among Torchlight, Metamaterial Exchangeco Inc., 2798831 Ontario Inc. and Metamaterial Inc. (“Metamaterial”), as amended on February 3, 2021 (as so amended, the “Arrangement Agreement”), pursuant to which Torchlight is required to raise at least $10 million in gross proceeds (less the amount of bridge financing Torchlight has already provided to Metamaterial) as a condition to the consummation of the transactions contemplated by the Arrangement Agreement. In addition, Torchlight intends to use a portion of the net proceeds from the offering to provide $5 million of additional bridge financing to Metamaterial, as required pursuant to the Arrangement Agreement.

The foregoing description of the terms of the Underwriting Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Underwriting Agreement, which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

Item 8.01 Other Events.

On February 8, 2021, Torchlight issued a press release announcing and pricing the offering. The press release is attached hereto as Exhibit 99.1.

Forward-Looking Statement

This current report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the “safe harbor” created by those sections. All statements in this current report that are not based on historical fact are “forward looking statements.” These statements may be identified by words such as “estimates,” “anticipates,” “projects,” “plans,” “strategy,” “goal,” or “planned,” “seeks,” “may,” “might”, “will,” “expects,” “intends,” “believes,” “should,” and similar expressions, or the negative versions thereof, and which also may be identified by their context. All statements that address operating performance or events or developments Torchlight expects or anticipates will occur in the future, such as stated objectives or goals, refinement of strategy, attempts to secure additional financing, exploring possible business alternatives, or that are not otherwise historical facts, are forward-looking statements. While management has based any forward-looking statements included in this current report on its current expectations, the information on which such expectations were based may change. Forward-looking statements involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements as a result of various factors, including risks associated with Torchlight’s ability to obtain additional capital in the future to fund planned expansion, the demand for oil and natural gas which demand could be materially affected by the economic impacts of COVID-19 and possible increases in supply from Russia and OPEC, the proposed business combination transaction with Metamaterial pursuant to the Arrangement Agreement, general economic factors, competition in the industry and other factors that could cause actual results to be materially different from those described herein as anticipated, believed, estimated or expected. Additional risks and uncertainties are described in or implied by the Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of Torchlight’s 2019 Annual Report on Form 10-K, filed on March 16, 2020 and other reports filed from time to time with the SEC. Torchlight urges you to consider those risks and uncertainties in evaluating its forward-looking statements. Readers are cautioned to not place undue reliance upon any such forward-looking statements, which speak only as of the date made. Except as otherwise required by the federal securities laws, Torchlight disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in its expectations with regard thereto, or any change in events, conditions, or circumstances on which any such statement is based.

Additional Information and Where to Find It

Torchlight will prepare a definitive proxy statement for Torchlight’s stockholders to be filed with the SEC in connection with the transactions contemplated by the Arrangement Agreement. The proxy statement will be mailed to Torchlight’s stockholders. Torchlight urges investors, stockholders and other interested persons to read, when available, the proxy statement, as well as other documents filed with the SEC, because these documents will contain important information about the proposed business combination transaction with Metamaterial. Such persons can also read Torchlight’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, for a description of the security holdings of its officers and directors and their respective interests as security holders in the consummation of the transactions contemplated by the Arrangement Agreement. Torchlight’s definitive proxy statement will be mailed to stockholders of Torchlight as of a record date to be established for voting on the transactions contemplated by the Arrangement Agreement. Torchlight’s stockholders will also be able to obtain a copy of such documents, without charge, by directing a request to: John A. Brda, President of Torchlight Energy Resources, Inc., 5700 W. Plano Parkway, Suite 3600, Plano, Texas 75093; e-mail: john@torchlightenergy.com. These documents, once available, can also be obtained, without charge, at the SEC’s web site (http://www.sec.gov).

Participants in Solicitation

Torchlight and its directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Torchlight stockholders in connection with the proposed business combination contemplated by the Arrangement Agreement. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Torchlight’s directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 16, 2020. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Torchlight’s stockholders in connection with the proposed business combination contemplated by the Arrangement Agreement will be set forth in the proxy statement for the proposed business combination contemplated by the Arrangement Agreement when available. Information concerning the interests of Torchlight’s participants in the solicitation, which may, in some cases, be different than those of Torchlight’s equity holders generally, will be set forth in the proxy statement relating to the proposed business combination contemplated by the Arrangement Agreement when it becomes available.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement, dated February 8, 2021, between Torchlight Energy Resources, Inc. and Roth Capital Partners, LLC

5.1	Opinion of Axelrod & Smith

23.1	Consent of Axelrod & Smith (included in Opinion of Axelrod & Smith filed as Exhibit 5.1)

99.1	Press Release of Torchlight Energy Resources, Inc., dated February 8, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Torchlight Energy Resources, Inc.

Date: February 8, 2021	By: /s/ John A. Brda
John A. Brda
President